UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM N-CSR

                        CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-05308

                   Perritt MicroCap Opportunities Fund, Inc.
               -------------------------------------------------
               (Exact name of registrant as specified in charter)

           10 S. Riverside Plaza
                Suite 1520
             Chicago, Illinois                            60606
  ---------------------------------------             -------------
 (Address of principal executive offices)               (zip code)

                                Robert A. Laatz
                   Perritt MicroCap Opportunities Fund, Inc.
                            10 South Riverside Plaza
                                   Suite 1520
                         Chicago, Illinois  60606-3802
                                 (312) 669-1650
                     --------------------------------------
                    (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 669-1650

                      Date of fiscal year end:  October 31
                      Date of reporting period:  April 30

Item 1.   REPORTS TO STOCKHOLDERS
          -----------------------
          A copy of the registrant's Semi-Annual Report, dated April 30, 2003 is as follows:
                                    Perritt
                       MicroCap Opportunities Fund, Inc.

A no-load mutual fund that invests in stocks of rapidly growing companies that at the time of purchase have equity market values below $400 million.

                               SEMI-ANNUAL REPORT

                                   UNAUDITED

                                No Sales Charges
                           No Redemption Charges*<F1>
                                 No 12b-1 Fees
                       Minimum Initial Investment $1,000
                      IRA Minimum Initial Investment $250
                           Dividend Reinvestment Plan
                           Systematic Withdrawal Plan
                           Automatic Investment Plan
                          Retirement Plans Including:
                                IRA o SIMPLE IRA
                               SEP IRA o Roth IRA
                  Coverdell Education Savings Account o 401(K)
           *<F1> 2% Redemption fee for shares held less than 90 days

                         The Fund can also be purchased
                       at the following brokerage firms:
                            Charles Schwab & Company
                               and TD Waterhouse

                                 April 30, 2003

                             Investment Philosophy

The Perritt MicroCap Opportunities Fund invests in a diversified portfolio of the equity securities of companies that, at the time of purchase, possess market capitalizations of $400 million or less. The Fund seeks micro-cap companies that management believes have the potential for long term capital appreciation due to superior or niche products or services, favorable and improving operating characteristics, dynamic management, strong financials, and/or other factors. Investors should expect the Fund to have a mix of both so-called value and growth stocks.

                              President's Message

The Perritt MicroCap Opportunities Fund posted a 13.6 percent gain during the first six months of fiscal 2003. The Fund's return compares favorably to the 6.6 percent return of the benchmark Russell 2000 Index. Smaller company stocks also performed well relative to larger company stocks. For example, the Standard & Poor's 500 Index rose 4.2 percent during the past six months, which is 2.5 percent less than the appreciation of the (smaller company) Russell 2000 Index. On page nine of this report, we have provided additional information about the Fund and two major stock indexes, the Russell 2000 and the S&P 500.

During the first half of fiscal 2003, we sold six issues that reached our price targets. Those stocks included Exactech, Inc.(EXAC), Fleetwood Enterprises, Inc. (FLE), Inverness Medical Innovations, Inc. (IMA), Group One Software, Inc.
(GSOF), Tractor Supply Company (TSCO) and Vail Banks, Inc. (VAIL). We also liquidated our entire positions in four companies that were acquired by or merged into other companies. Hoover's Inc. (HOOV) was bought by Dun & Bradstreet, Rawlings Sporting Goods Company, Inc. (RAWL) was acquired by K2, General Electric (GE) purchased Osmonics, Inc. (OSM), and Whitman Education Group, Inc. (WIX) agreed to merge with Career Education. In addition, we sold six issues due to deteriorating operating results. Those issues included Abaxis, Inc. (ABAX), AZZ (AZZ), Goldbank Corporation, Inc. (GLDB), ICT Group, Inc.
(ICTG), Monaco Coach Corporation (MNC) and National Presto Industries, Inc.
(NPK). Finally, we added the stocks of 28 promising companies to the Fund's portfolio during the last six months. These new investments were a mixture of growth and value stocks.

When selecting individual stocks and managing the Fund's portfolio, we rely on the conclusions of volumes of academic research. Over the years, academic research has suggested that, over the long run: stocks of smaller companies outperform stocks of larger companies, the stocks of companies with lower valuation multiples outperform those with much higher valuation multiples, diversification reduces risk, companies with improving operating characteristics fare better than those with stable or deteriorating fundamentals, and the stocks of companies that repurchase their stock tend to perform better than those that do not. Our aim is to identify and invest in conservatively financed, growing companies that possess reasonable stock market valuations.

As of April 30, 2003, the Fund's portfolio contained the common stocks of 90 companies. The largest industry holdings included medical supplies and services (11.7 percent), consumer products (10.1 percent), and specialty manufacturing (6.8 percent). Although micro-cap stocks have performed reasonably well during the last six months, valuations in the sector appear to be somewhat modest. For example, at the end of April 2003, the Fund's portfolio was priced at approximately 13 times trailing 12-month earnings and at about 11 times our estimate of 2003 earnings. On average, these stocks were priced at about 1.7 times book value. The portfolio's median market capitalization was approximately $103 million.

If you have any questions or comments about this report or your investment in the Perritt MicroCap Opportunity Fund, please call us at (800) 331-8936 or visit our web site at www.perrittcap.com. Please refer to the prospectus for information about the Fund's investment objective and strategies.

Perritt Capital Management and its employees wish to thank our loyal shareholders and to welcome those that have invested in the Perritt MicroCap Opportunities Fund only recently. We appreciate the trust you have placed in us to assist you in achieving your long-term investment objectives. We look forward to serving you in the months and years to come.

Michael J. Corbett
President and Portfolio Manager

STATEMENT OF NET ASSETS
UNAUDITED
April 30, 2003

COMMON STOCKS - 79.9% (a)<F3>

Air Transport - 1.5%
     77,700    Air Methods Corporations                              $ 470,085

Biotechnology - 1.3%
     15,000    Bradley Biopharmaceuticals Inc.                         216,150
     47,500    Vasogen Inc.                                            174,800
                                                                   -----------
                                                                       390,950

Business Services - 6.4%
     97,500    Carlisle Holdings                                       288,600
     50,000    Modtech Holdings                                        402,500
     30,000    Navigant Consulting, Inc.                               225,300
     71,000    Rentrak Corporation                                     362,100
      6,000    Starcraft Corporation                                    72,000
     25,000    Team Inc.                                               172,500
     22,000    The Keith Companies, Inc.                               240,460
     11,000    World Fuel Services Corporation*<F2>                    235,620
                                                                   -----------
                                                                     1,999,080

Chemicals and Related Products - 1.4%
     25,000    Aceto Corporation                                       425,250

Consumer Products - Distributing - 1.2%
     20,000    TBC Corp.                                               384,000

Consumer Products - Manufacturing - 10.1%
     98,000    AMX Corporation                                         225,400
     55,300    Ashworth Inc.                                           316,316
     30,000    Blue Rhino Corporation                                  407,100
     33,700    Boston Acoustics*<F2>                                   307,512
     40,000    Culp, Inc.                                              208,000
     16,000    Del Laboratories, Inc.                                  370,560
     20,000    Equity Marketing, Inc.                                  281,400
     15,000    Flexsteel Industries, Inc.*<F2>                         207,300
     21,000    Helen of Troy Ltd.                                      297,150
     15,000    RC2 Corp.                                               238,200
     30,000    Tandy Brands Accessories                                303,300
                                                                   -----------
                                                                     3,162,238

Consumer Services - 2.9%
     45,000    Lesco Inc.                                              470,700
     75,000    Stewart Enterprises, Inc.                               219,750
     59,000    eUniverse, Inc.                                         226,560
                                                                   -----------
                                                                       917,010

Computers & Electronics - 3.3%
     20,000    Cray Inc.                                               151,700
     15,000    Nam Tai Electronics, Inc.*<F2>                          406,500
     44,900    Rimage Corp.                                            466,960
                                                                   -----------
                                                                     1,025,160

Energy & Related Services - 5.8%
     12,000    Headwaters Inc.                                         197,760
     35,000    Layne Christensen Co.                                   263,550
     55,000    Matrix Service Co.                                      696,300
     34,000    Michael Baker Corporation                               297,840
     70,000    OMI Corp.                                               339,500
                                                                   -----------
                                                                     1,794,950

Environmental Services - 3.5%
     30,000    Clean Harbors, Inc.                                     370,500
     12,000    Instituform Technologies, Inc.                          191,400
     92,400    Synagro Technologies, Inc.                              235,620
    103,500    Versar                                                  279,450
                                                                   -----------
                                                                     1,076,970

Financial Services - 4.1%
     58,000    HPSC, Inc.                                              425,140
      9,600    Home Federal Bancorp*<F2>                               245,098
     12,000    Mercantile Bank Corporation*<F2>                        318,000
      7,600    Oak Hill Financial, Inc.*<F2>                           183,160
     49,900    U. S. Global Investors, Inc.                             94,810
                                                                   -----------
                                                                     1,266,209

Leisure - 3.7%
     50,000    Acres Gaming                                            467,500
     51,850    Monarch Casino & Resort, Inc.                           446,947
     10,000    Multimedia Games, Inc.                                  251,900
                                                                   -----------
                                                                     1,166,347

Medical Supplies & Services - 11.7%
    102,000    Allied Healthcare Products, Inc.                        275,400
     35,000    CNS, Inc.                                               271,600
     15,000    Centene Corporation                                     480,525
     15,000    Curative Health Services, Inc.                          187,500
     96,000    DrugMax, Inc.                                           110,400
     40,000    Healthcare Services Group, Inc.                         528,000
     18,400    Horizon Health Corporation                              321,080
     13,200    Lifeline Systems Inc.                                   312,180
     20,000    Option Care, Inc.                                       186,600
     25,000    SFBC International                                      387,500
     10,000    Utah Medical Products                                   192,700
      8,000    Young Innovations, Inc.                                 178,400
    100,000    Zevex International, Inc.                               230,000
                                                                   -----------
                                                                     3,661,885

Military Equipment - 0.5%
     11,000    Allied Defense Group                                    165,770

Oil & Gas - 1.0%
     60,000    Harvest Natural Resources, Inc.                         306,000

Real Estate - 2.1%
      9,000    Bedford Property Investors, Inc.*<F2>                   239,850
     20,000    Mission West Properties, Inc.*<F2>                      197,200
      8,000    Tejon Ranch Co.                                         222,160
                                                                   -----------
                                                                       659,210

Retail - 5.6%
     70,000    Bon-Ton Stores, Inc.                                    284,200
     18,500    Duckwell-ALCO Stores, Inc.                              171,125
     19,000    Finlay Enterprises Inc.                                 251,560
     20,000    Marinemax Inc.                                          230,200
     15,500    Monro Muffler Brake Inc.                                347,820
     18,000    Rex Stores Corp.                                        193,140
     36,000    Rush Enterprises, Inc. Class A Shares                   149,440
     31,800    Rush Enterprises, Inc. Class B Shares                   129,044
                                                                   -----------
                                                                     1,756,489

Software - 2.5%
    109,500    Captiva Software Corporation                            388,725
     12,800    Moldflow Corporation                                    104,960
     70,000    Tyler Technologies, Inc.                                276,500
                                                                   -----------
                                                                       770,185

Speciality Manufacturing - 6.8%
     20,000    AEP Industries                                          141,800
     30,000    Ceradyne, Inc.                                          350,670
     14,000    Checkpoint Systems, Inc.                                186,900
    160,000    Flanders Corporation                                    441,600
     11,000    Quixote Corporation                                     200,640
     14,000    Raven Industries Inc.*<F2>                              232,260
     67,000    Transact Technologies                                   495,800
     86,000    Urecoats Industries, Inc.                                68,800
                                                                   -----------
                                                                     2,118,470

Telecommunications - 3.2%
     40,000    Aeroflex Incorporated                                   215,200
     25,000    CoSine Communications, Inc.                             130,000
     20,000    Comtech Telecommunications Corp.                        290,200
     50,000    Digi International Inc.                                 212,000
    125,000    StorageNetworks, Inc.                                   140,000
                                                                   -----------
                                                                       987,400

Transportation - 1.4%
     93,500    Frozen Food Express Industries, Inc.                    219,725
     25,500    USA Truck, Inc.                                         208,335
                                                                   -----------
                                                                       428,060

Total Common Stocks (Cost $22,910,245)                              24,931,717

Variable Rate Demand Notes - 21.5% (a)<F3>
   $312,304    American Family (0.9112% at 12/31/31)                   312,304
   $242,597    U. S. Bank (1.07% at 12/31/31)                          242,597
 $6,140,000    Galaxy Funding CP (1.25% at 5/31/03)                  6,140,000
                                                                   -----------

Total Variable Rate Demand Notes (Cost 6,694,901)                    6,694,901
                                                                   -----------

Total Investments (Cost $29,605,146)                                31,626,618
                                                                   -----------

Liabilities Net of Other Assets - (1.4%) (a)<F3>                      (447,979)
                                                                   -----------

Total Net Assets - 100%                                            $31,178,639
                                                                   -----------
                                                                   -----------

(Equivalent to $15.68 per share based on 1,988,883 shares of capital stock outstanding.)

  *<F2> Income producing security
(a)<F3> Percentages for various classifications relate to total net assets.

The accompanying notes to financial statements are an integral part of this statement.

                            STATEMENT OF OPERATIONS
                                   UNAUDITED
                       NOVEMBER 1, 2002 TO APRIL 30, 2003

INCOME:
   Dividends                                                        $   32,409
   Interest                                                             11,839
                                                                    ----------
       Total Income                                                     44,248
                                                                    ----------

EXPENSES:
   Advisory Fees                                                        96,908
   Fund Accounting Expense                                              16,017
   Transfer Agent Fees                                                  10,364
   Custodian Fees                                                        8,927
   Legal Fees                                                            9,917
   Auditing & Tax Fees                                                   9,917
   Printing & Postage                                                    4,959
   State Registration Fees                                               9,665
   Directors Fees                                                        2,727
   Insurance                                                               869
   Other Expenses                                                        1,240
                                                                    ----------
       Total Expenses                                                  171,510
       Expense reimbursement by advisor                                  2,817
                                                                    ----------
       Total net expenses                                              168,693
                                                                    ----------
       Net investment loss                                            (124,445)
                                                                    ----------
Net Realized Gain on Investments                                     1,292,889
Net Increase in Unrealized Appreciation
  of Investments                                                     1,342,817
                                                                    ----------
Net Gain on Investments                                              2,635,706
                                                                    ----------
Net Increase in Net Assets
  Resulting from Operations                                         $2,511,261
                                                                    ----------
                                                                    ----------

The accompanying notes to financial statements are an integral part of this statements.

                      STATEMENTS OF CHANGES IN NET ASSETS
                                   UNAUDITED
                       NOVEMBER 1, 2002 TO APRIL 30, 2003

                                                                       For the Six Months Ended  For the Year Ended
                                                                                 April 30, 2003    October 31, 2002
                                                                       ------------------------  ------------------

OPERATIONS:
     Net investment loss                                                            $  (124,445)        $  (222,034)
     Net realized gain on investments                                                 1,292,889             158,429
     Net increase in unrealized appreciation of investments                           1,342,817              22,362
                                                                                    -----------         -----------
     Net increase(decrease) in net assets resulting from operations                   2,511,261             (41,243)
                                                                                    -----------         -----------

DISTRIBUTIONS TO SHAREHOLDERS:                                                         (258,053 )          (117,104)
                                                                                    -----------         -----------

CAPITAL SHARE TRANSACTIONS
     Proceeds from shares issued (1,369,984 and 2,196,632 shares, respectively)      20,508,368          35,282,868
     Cost of shares redeemed (425,173 and 2,112,853 shares, respectively)            (6,315,606)        (34,125,601)
     Reinvestment of distributions (16,433 and 7,585 shares, respectively)              243,203             111,341
     Redemption fees                                                                     86,975             313,158
                                                                                    -----------         -----------
     Net increase in net assets from capital share transactions                      14,522,940           1,581,766
                                                                                    -----------         -----------
     Total increase                                                                  16,776,148           1,423,419

NET ASSETS AT THE BEGINNING OF THE PERIOD                                            14,402,491          12,979,072
                                                                                    -----------         -----------
NET ASSETS AT THE END OF THE PERIOD                                                 $31,179,639         $14,402,491
(including undistributed net investment loss of $1,949,984                          -----------         -----------
and $1,717,410, respectively)                                                       -----------         -----------

The accompanying notes to financial statements are an integral part of these statements.

FINANCIAL HIGHLIGHTS

                                                6 Months Ended                 Years Ended October 31
                                          April 30, 2003 (Unaudited)     2002           2001           2000
                                          --------------------------     ----           ----           ----
Selected Per-Share Data:
Net asset value, beginning of period                $14.02              $13.86         $14.92         $10.59
                                                    ------              ------         ------         ------

Income (loss) from investment operations:
     Net investment income loss)                     (0.09)a<F4>         (0.16)a<F4>    (0.13)a<F4>    (0.19)a<F4>
     Net realized and unrealized
       gain (loss) on investments                     1.91                0.21           0.94           4.30
                                                    ------              ------         ------         ------
Total from Investment Operations                      1.82                0.05           0.81           4.11
                                                    ------              ------         ------         ------
Less Distributions:                                  (0.23)              (0.11)          1.95           0.00
                                                    ------              ------         ------         ------
Redemption Fees                                       0.07                0.22           0.08           0.22
                                                    ------              ------         ------         ------
Net asset value, end of period                      $15.68              $14.02         $13.86         $14.92
                                                    ------              ------         ------         ------
                                                    ------              ------         ------         ------

Total Return                                         13.58%               1.93%          9.62%         40.89%

Ratios and Supplemental Data:
     Net assets, end of period
       (in thousands)                              $31,179             $14,402        $12,979         $9,807
     Ratio of expenses to average
       net assets                                     1.71%*<F5>          1.60%          1.75%          1.75%
Ratio of net investment income
  to average net assets                               (1.3%)*<F5>         (1.0%)         (1.0%)         (1.3%)
Portfolio turnover rate                               56.6%*<F5>         118.0%          94.3%          89.2%

                             Years Ended October 31
    1999          1998          1997          1996         1995          1994
    ----          ----         ----          ----          ----          ----
   $11.77        $17.75       $14.33        $14.17        $11.89        $12.54
   ------        ------       ------        ------        ------        ------

    (0.15)a<F4>   (0.17)a<F4>  (0.05)        (0.16)        (0.13)        (0.13)

    (1.03)        (3.55)        4.78          2.42          3.01          0.02
   ------        ------       ------        ------        ------        ------
    (1.18)        (3.72)        4.73          2.26          2.88         (0.11)
   ------        ------       ------        ------        ------        ------
     0.00         (2.26)       (1.31)        (2.10)        (0.60)        (0.54)
   ------        ------       ------        ------        ------        ------
   $10.59        $11.77       $17.75        $14.33        $14.17        $11.89
   ------        ------       ------        ------        ------        ------
   ------        ------       ------        ------        ------        ------

   (10.03%)      (23.83%)      35.95%        18.56%        25.60%        (1.05%)

   $8,499       $10,173      $24,831        $8,130        $6,729        $6,279

     1.72%         1.81%        1.52%         1.92%         2.07%         2.00%

     (1.2%)        (1.1%)       (0.6%)        (1.2%)        (1.0%)        (1.0%)
     53.4%         24.0%        83.1%         58.0%         67.4%         39.2%

The accompanying notes to financial statements are an integral part of this schedule.

a:<F4> Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
 *<F5> Annualized

                      10 LARGEST HOLDINGS (APRIL 30, 2003)

MATRIX SERVICES (MTRX) provides specialized onsite maintenance and construction services for the petroleum, energy, manufacturing, industrial gas, transportation, chemical, food and processing industries. Customers use these services to expand their operation, improve operating efficiencies and to comply with stringent environmental and safety regulations.

HEALTHCARE SERVICES GROUP (HCSG) provides housekeeping, laundry, linen, facility maintenance and foodservices exclusively to the healthcare industry primarily to nursing homes, rehabilitation centers, retirement facilities and hospitals. The Company services more than 1,300 facilities in 43 states and Canada.

TRANSACT TECHNOLOGIES (TACT) designs, develops, manufactures and markets transaction-based printers under the Ithaca and Magnetec brand names. In addition, the Company markets related consumables, spare parts and service.The Company's printers are used worldwide to provide transaction records such as receipts, tickets, coupons, register journals and other documents.

CENTENE (CNTE) provides managed care programs and related services to individuals receiving benefits under Medicaid, including Supplemental Security Income (SSI) and State Children's Health Insurance Program (SCHIP).The Company operates under its own state licenses in Wisconsin, Indiana and Texas, and contracts with other managed care organizations to provide risk and non-risk management services.

LESCO (LSCO) is a specialty provider of products for the professional turf care market, including turf control products, fertilizer and combination products, grass seed, pest control and equipment. Lesco markets its product to the professional sector of the landscaping market.

AIR METHODS (AIRM) provides air medical emergency transport services and systems throughout the United States.The Company's Community-Based Model provides air medical transportation services in 14 states, while its Hospital-Based Model provides air medical transportation services to hospitals located in 27 states, plus Puerto Rico, under operating agreements with original terms, ranging from one to 10 years.

ACRES GAMING (AGAM) develops, manufactures and markets electronic equipment and software for the casino gaming industry. Many of the Company's products are based on its proprietary Acres Bonusing Technology and are designed to enhance casino profitability by providing entertainment and incentives to players of gaming machines. The company recently signed a major licensing agreement with International Game Technology (IGT).

RIMAGE (RIMG) is a provider of CD recordable (CD-R) and DVD recordable (DVD-R) publishing systems required for producing discs with customized digital content on an on-demand basis.The Company's publishing systems, which include equipment to handle a full range of low to high production volumes, incorporate robotics, software and custom printing technology for disc labeling.

MONARCH CASINO & RESORT (MCRI) owns and operates the tropically themed Atlantis Casino Resort, a hotel/casino facility in Reno, Nevada (the Atlantis) through its wholly owned subsidiary, Golden Road Motor Inn, Inc. (Golden Road).The Atlantis Casino Resort features approximately 51,000 square feet of casino space. It offers approximately 1,450 slot and video poker machines; 37 table games, including blackjack, craps, roulette, Let it Ride,Three Card Poker, Fortune Pai Gow Poker and Wild Hold'em Fold'em; a sports book keno, and a poker room.

FLANDERS (FLDR) designs, manufactures and markets air filters and related products, and is focused on providing complete environmental filtration systems for end uses ranging from controlling contaminants in residences and commercial office buildings through specialized manufacturing environments for semiconductors and pharmaceuticals.

                             COMPARATIVE VALUATIONS

                               PERRITT MICROCAP      RUSSELL 2000      S&P 500
Average Price/Earnings Ratio               13.0              25.6         30.7
Average Price/Book                          2.3               1.7          2.8
Median Market Cap.                    $103 Mil.         $590 Mil.     $16 Bil.

                              ANNUAL TOTAL RETURNS
                        FOR PERIODS ENDED APRIL 30, 2003

                            6 MOS.        1 YEAR         5 YEARS       10 YEARS
Perritt MicroCap            13.6 %         -9.9%           4.0%           9.9%
Russell 2000                 6.6          -20.4           -1.9            8.2
S&P 500                      4.2          -13.3           -2.5            9.6

FUND FACTS
Growth of $10,000
                               Five Years  $12,167
                                Ten Years   25,703
Net Assets                              $31.2 Mil.
Number of Holdings                              89
Ticker Symbol                                PRCGX
Expense Ratio (2002)                         1.60%
Turnover Ratio (2002)                         118%

FIVE LARGEST INDUSTRIES

Medical Supplies/Services                    11.7%
Consumer Products                            10.1
Specialty Manufacturing                       6.8
Business Services                             6.4
Energy & Related Services                     5.8

April 30, 2003
NOTES TO FINANCIAL STATEMENTS
UNAUDITED

1. Listed securities are valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the mean between the latest bid and ask price. Securities that are traded over-the-counter are valued at the last sale or if no sale was effected, at the mean between the latest bid and ask price. Demand notes and commercial paper are valued at amortized cost, which approximates fair value.

2. The Fund has an investment advisory agreement with Perritt Capital Management, Inc. ("PCM"), with whom certain officers of the Fund are affiliated. Under the terms of the agreement, the Fund pays PCM a monthly advisory fee at the annual rate of 1.0% of the daily net assets of the Fund. The investment advisory agreement requires PCM to reimburse the Fund in the event that the Fund's expenses, as a percentage of the average net asset value, exceed the most restrictive percentage as these terms are defined. The most restrictive percentage is 1.75%.

3. Provision has not been made for federal income tax since the Fund will elect to be taxed as a "regulated investment company" and intends to distribute substantially all income to its shareholders and otherwise comply with the Internal Revenue Code applicable to regulated investment companies.

4. Net realized gains and losses on securities are computed using the first-in, first-out method.

5. Other assets and liabilities: Other assets consist of interest receivable of $662 and expenses to be reimbursed by PCM of $2,817; other liabilities consist of accrued operating expenses of $21,912 and payables for securities purchased of $429,546.

6. Sources of net assets: The April 30, 2003 total net assets consist of fund shares issued and outstanding of $28,355,686, unrealized appreciation on investments $2,115,331, accumulated net realized gain on investments $2,657,606 and undistributed net investment loss ($1,949,984).

                                    Perritt
                       MicroCap Opportunities Fund, Inc.

          10 S. Riverside Plaza o Suite 1520 o Chicago, IL 60606-3911
               Tel 312-669-1650 o 800-331-8936 o Fax 312-669-1235
        E-mail: PerrittCap@PerrittCap.com o Web Site: www.PerrittCap.com

                For assistance with your existing account, call our Shareholder Service Center at 1-800-332-3133

                               BOARD OF DIRECTORS
                                 David Maglich
                               Gerald W. Perritt
                                Dianne C. Click

                               INVESTMENT ADVISOR
                        Perritt Capital Management, Inc.
           10 S. Riverside Plaza, Suite 1520, Chicago, IL 60606-3911
                                  800-331-8936

                              OFFICERS OF THE FUND
                    Michael J. Corbett - President/Treasurer
                       Gerald W. Perritt - Vice President
                   Robert A. Laatz - Vice President/Secretary

                            INDEPENDENT ACCOUNTANTS
                      Altschuler, Melvoin and Glasser LLP
                   One South Wacker Drive, Chicago, IL 60606

                                 LEGAL COUNSEL
                                Foley & Lardner
                 777 East Wisconsin Avenue, Milwaukee,WI 53202

                          CUSTODIAN,TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                        U. S. Bancorp Fund Services, LLC
                     P.O. Box 701, Milwaukee,WI 53201-0701

                                    Perritt
                       MicroCap Opportunities Fund, Inc.

This report is authorized for distribution only to shareholders and others who have received a copy of the prospectus of the Perritt MicroCap Opportunities Fund, Inc.

ITEM 2.   CODE OF ETHICS
          --------------

          Not applicable.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT
          --------------------------------

          Not applicable.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES
          --------------------------------------

          Not applicable.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS
          -------------------------------------

          Not applicable.


ITEM 6.   [RESERVED.]
          -----------

ITEM 7.   DISCLOSURE OF  PROXY VOTING  POLICIES  AND PROCEDURES  FOR  CLOSED-END
          ----------------------------------------------------------------------
          MANAGEMENT INVESTMENT COMPANIES
          -------------------------------

          Not applicable.

ITEM 8.   [RESERVED.]
          -----------

ITEM 9.   CONTROLS AND PROCEDURES
          -----------------------

          (a) During the ninety-day period prior to the filing date of this report, an evaluation was performed under the supervision and with the participation of the registrant's Chief Executive Officer and Chief Financial Officer of the effectiveness of the registrant's disclosure controls and procedures. Based on that evaluation, the Chief Executive and Chief Financial Officer concluded that the registrant's disclosure controls and procedures were effective.

          (b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect the registrant's internal controls subsequent to the date of their evaluation.

ITEM 10.  Exhibits
          --------

          Exhibit 10b-1 - Certification  of  Michael J. Corbett,  President  and
                          Chief Executive Officer of registrant, pursuant to Rule 30a-2 under the Investment Company Act of 1940.

          Exhibit 10b-2 - Certification  of Robert A. Laatz, Vice President  and
                          Chief Financial Officer of registrant, pursuant to Rule 30a-2 under the Investment Company Act of 1940.

          Exhibit 10b-3 - Written   Statement  of   the  President   and   Chief
                          Executive Officer of Perritt MicroCap Opportunities Fund, Inc. pursuant to 18 U.S.C. Section 1350.

          Exhibit 10b-4 - Written  Statement  of the  Vice President  and  Chief
                          Financial Officer of Perritt MicroCap Opportunities Fund, Inc. pursuant to 18 U.S.C. Section 1350.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              PERRITT MICROCAP OPPORTUNITIES FUND, INC.

                              By:  /s/ Michael J. Corbett
                                   -------------------------------------------
                                   Michael J. Corbett
                                   President and Chief Executive Officer

                              Date:  July 3, 2003

          Pursuant to the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

                              By:  /s/ Michael J. Corbett
                                   -------------------------------------------
                                   Michael J. Corbett
                                   President and Chief Executive Officer

                              Date:  July 3, 2003

                              By:  /s/ Robert A. Laatz
                                   -------------------------------------------
                                   Robert A. Laatz
                                   Vice President and Chief Financial Officer

                              Date:  July 3, 2003